AUGUST 9, 2021
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED MARCH 1, 2021, AS SUPPLEMENTED THROUGH JULY 27, 2021
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers,” the following information is added under the High Yield Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
High Yield Fund
Michael V. Barry(7)
Other Registered Investment Companies	3	$68	0	$0
Other Pooled Investment Vehicles	11	$303	0	$0
Other Accounts	2	$18	0	$0
(7)
Information is as of June 30, 2021. Effective August 9, 2021, Mr. Barry became a portfolio manager to the High Yield Fund.
(2)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers,” the following information is added:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Michael V. Barry(4)	High Yield Fund	None
(4)
Information is as of June 30, 2021. Effective August 9, 2021, Mr. Barry became a portfolio manager to the High Yield Fund.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.